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                                                                   EXHIBIT 10.05

                                 PROMISSORY NOTE


$300,000.00                                                                Texas
                                                                  March 16, 2001


         FOR VALUE RECEIVED, the undersigned, ROYAL BODYCARE, INC., a Nevada corporation, having a mailing address at 2301 Crown Court, Irving, Texas 75038, with, for the purpose of any notice hereunder, a copy to Clinton H. Howard, 3917 Fox Glen Drive, Irving, Texas 75062 (the "maker"), promises to pay to the order of CIIF ASSOCIATES II LIMITED PARTNERSHIP, a Delaware limited partnership, at its office at do AEW Capital Management, L.P., World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210 (the payee and each successor holder of this Note being herein called the "holder"), or to such other person or at such other place as the holder may from time to time designate in writing, the principal sum of THREE HUNDRED THOUSAND DOLLARS ($300,000.00) with interest from the date hereof payable in arrears on so much thereof as shall from time to time be outstanding at an annual rate of seven percent (7%), calculated on the basis of a 360 day year but accruing on the unpaid principal balance for the actual number of days elapsed.

         Principal and interest evidenced by this Note shall be paid as follows:

         a. If the date hereof is not the first day of a month, on the first day of the month next following the date hereof, interest only at the rate set forth above shall be paid upon the principal balance outstanding hereon from the date hereof through such date of payment.

         b. Commencing on the first day of the second month after the date hereof, or if the date hereof is the first day of a month then commencing on the first day of the first month after the date hereof, and continuing on the first day of each of the next successive twenty-two (22) months, there shall be paid the sum of $3,483.25, which shall be first applied to interest at the rate set forth above and any remainder to principal.

         c. The entire remaining principal balance and interest thereon shall be due and payable March 31, 2003.

         If any installment of principal or interest or both is not paid when due, there shall also be immediately due and payable, without notice or cure period, a late charge at the rate of (i) four cents ($.04) for each dollar of such delinquent payment or (ii) one percent (1%) of such delinquent payment for each whole or partial month of delinquency, whichever is greater.

         At the option of the holder the entire indebtedness evidenced by this Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events of default: (1) failure to pay in full any installment of principal or interest when due, and the continuance thereof for ten (10) days following written notice from holder to maker (provided that if such notice is given twice in any 12 month period, no such notice or cure period shall be provided for any subsequent monetary default), or default of maker or any endorser or guarantor hereof under any liability, obligation or undertaking, hereunder or otherwise, to the holder beyond any applicable grace or cure periods; (2) any default or breach in the covenants, conditions or agreements of the Guaranty from Clinton H. Howard dated as of the


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date hereof or the Guaranty from My Garden, Ltd, a Texas limited partnership, dated as of the date hereof (collectively, the "Guaranties") or the Pledge Agreement from My Garden, Ltd. dated as of the date hereof (the "Pledge Agreement") or any other instrument given to secure this Note or the Guaranties shall occur and continue after the applicable notice required therein and the expiration of any applicable grace and/or cure period provided for therein, (3) the liquidation, termination or dissolution of the organization of the maker or any endorser or guarantor hereof, or any of such ceasing to carry on actively its present business, or the appointment of a receiver for the property of any of such, if the maker or any endorser or guarantor hereof is a corporation, trust or partnership; (4) the death of any endorser or guarantor hereof, and if any endorser or guarantor hereof is a partnership, the death of any general partner; (5) the institution by or against the maker or any endorser or guarantor hereof of any proceedings under the Bankruptcy Code, or any other law in which the maker or any endorser or guarantor hereof is alleged to be insolvent or generally not paying his respective debts as they become due, or the making by the maker or any endorser or guarantor hereof of any assignment or trust mortgage for the benefit of creditors (provided that in the event of any involuntary proceedings filed against maker, the same shall not have been dismissed within 60 days of the filing thereof).

         At the option of the holder, upon the occurrence of any event of default hereunder, the rate of interest stated above shall be increased by an additional five (5%) percent per year. Said increased rate of interest shall remain in effect for such time as the default continues.

         The maker agrees to pay all costs of collection, including reasonable fees and expenses of holder's attorneys, upon any default in the payment of principal or interest when due, and all costs including reasonable fees and expenses of holder's attorneys in case it becomes necessary to protect the security hereof, whether or not suit is commenced.

         This Note maybe prepaid in whole or in part (provided that no partial prepayment shall be less than $50,000.00) without premium or penalty.

         In the event the payments required to be made hereunder, whether such payments are characterized as interest or otherwise, shall at any time exceed the limits permitted by any law governing usury or any other law applicable to the loan evidenced hereby, all such excess sums paid by the maker for the period in question shall, without further agreement or notice between or by any party hereto, be applied to the principal balance as a prepayment thereof without premium.

         The maker hereof and all endorsers and guarantors of this Note hereby severally waive presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note and the maker's (and any endorser's or guarantor's) liability hereunder shall remain unimpaired, notwithstanding any extension of the time of payment or other indulgence granted by the holder hereof, or the release of all or any part of the security for the payment hereof or the liability of any party which may assume the obligation to make payment of the indebtedness evidenced hereby or the performance of the obligations of the maker. The obligations of each of the makers, endorsers and guarantors hereof shall be joint and several.

         Whenever notice, demand or a request under this Note may properly be given to the maker or the holder, the same shall be in writing and delivered to the party intended to receive



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the same at the address given in this Note, or such other address as either party shall furnish to the other by notice pursuant to this paragraph, sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the maker or the holder (with a copy to Clinton H. Howard) at the address given in this Note, or to such other address as either party shall furnish to the other by notice pursuant to this paragraph; and any such notice, demand or request shall be treated as having been given three (3) business days after the same is deposited with the U.S. Postal Service.

         This note has been negotiated and is being delivered in and shall be governed by and construed in accordance with the laws of the State of Texas, without regard to conflict of law principles, to the maximum extent the parties may so lawfully agree.

         EXECUTED AS A SEALED INSTRUMENT, as of the day and year first above written.

                                   MAKER

ATTEST:                            ROYAL BODYCARE, INC., Nevada corporation

/s/ STEVEN E. BROWN                 By: /s/ CLINTON H. HOWARD
------------------------------        ------------------------------------------
                                      Name:  Clinton H. Howard
                                      Title: President


[Corporate Seal]



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